Summary Prospectus March 1, 2016

Franklin
Large Cap Value Fund

Franklin
Value Investors Trust

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2016, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Class R6	Advisor Class
FLVAX	FLCVX	FLCRX	FRLGX	Pending

The Board of Trustees recently approved a proposal to reorganize Franklin Large Cap Value Fund (Large Cap Value Fund), a series of Franklin Value Investors Trust, with and into Franklin Rising Dividends Fund, a series of Franklin Managed Trust.

Shareholders of the Large Cap Value Fund were sent a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by Large Cap Value Fund shareholders, the transaction is currently expected to be completed on or about May 20, 2016.

The Large Cap Value Fund is currently closed to all new investors except as noted below. Existing investors who had an open and funded account on January 20, 2016 can continue to invest in the Large Cap Value Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Large Cap Value Fund, (1) clients of discretionary investment allocation programs where such programs had investments in the Large Cap Value Fund prior to the close of market on January 20, 2016, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Large Cap Value Fund was available to participants prior to the close of market on January 20, 2016. The Large Cap Value Fund will not accept any additional purchases after the close of market on May 13, 2016. The Large Cap Value Fund reserves the right to change this policy at any time.

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 114 in the Fund's Prospectus and under “Buying and Selling Shares” on page 50 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%[1]	1.00%	0.50%	None	None
Other expenses	0.28%	0.28%	0.28%	0.09%	0.28%
Total annual Fund operating expenses	1.28%	2.03%	1.53%	0.84%	1.03%

1. Class A distribution and service (12b-1) fees have been restated to reflect the maximum rate set by the board of trustees. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different 12b-1 fee rate paid in the Fund's most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 698	$ 958	$ 1,237	$ 2,031
Class C	$ 306	$ 637	$ 1,093	$ 2,358
Class R	$ 156	$ 483	$ 834	$ 1,824
Class R6	$ 86	$ 269	$ 467	$ 1,039
Advisor Class	$ 105	$ 328	$ 569	$ 1,259
If you do not sell your shares:
Class C	$ 206	$ 637	$ 1,093	$ 2,358

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16.14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large-capitalization companies. Large-capitalization companies are those with market capitalizations (share price times the number of common stock shares outstanding) that are similar in size to those in the Russell 1000® Index at the time of purchase.

The Fund generally invests in equity securities that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. The Fund invests predominantly in common stocks. A stock price is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price.

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Cyclical stocks in which the Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q2'09	18.11%
Worst Quarter:	Q4'08	-21.74%

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2015

	1 Year	5 Years	10 Years
Franklin Large Cap Value Fund - Class A
Return Before Taxes	-13.27%	6.19%	3.33%
Return After Taxes on Distributions	-15.15%	5.54%	2.73%
Return After Taxes on Distributions and Sale of Fund Shares	-5.97%	4.86%	2.69%
Franklin Large Cap Value Fund - Class C	-9.43%	6.72%	3.22%
Franklin Large Cap Value Fund - Class R	-8.19%	7.24%	3.73%
Franklin Large Cap Value Fund - Class R6	-7.54%	8.04%[1]	—
Franklin Large Cap Value Fund - Advisor Class	-7.72%	7.77%	4.25%
Russell 1000® Value Index (index reflects no deduction for fees, expenses or taxes)	-3.83%	11.27%	6.16%

1. Since inception May 1, 2013.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

William J. Lippman   Portfolio Manager of Advisory Services and portfolio manager of the Fund since inception (2000).

Jakov Stipanov, CFA   Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2014.

Donald G. Taylor, CPA   President and Chief Investment Officer of Advisory Services and portfolio manager of the Fund since inception (2000).

Bruce C. Baughman, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2000).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Large Cap Value Fund

Investment Company Act file #811-05878
© 2016 Franklin Templeton Investments. All rights reserved.
480 PSUM 03/16	00070372